UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2016

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 11, 2016, Lantheus Medical Imaging, Inc. (“LMI”), operating subsidiary of Lantheus Holdings, Inc. (the “Company”), entered into a share purchase agreement (the “Purchase Agreement”) pursuant to which it sold all of the stock in its Australian radiopharmaceutical servicing subsidiary to one of its existing radiopharmacy customers, Global Medical Solutions, Ltd. (the “Buyer”).

The sale price for the share sale contemplated by the Purchase Agreement (the “Transaction”) was AUD$2.0 million in cash, which is subject to certain working capital adjustments relating to a target working capital amount of AUD$650,000; working capital amounts in excess of that will be remitted to LMI. The Purchase Agreement contained customary representations, warranties and covenants by each of the parties. Subject to certain limitations, the Buyer will be indemnified for damages resulting from breaches or inaccuracies of LMI’s representations, warranties and covenants in the Purchase Agreement.

As part of the Transaction, LMI and GMS also entered into a long-term supply and distribution contract under which LMI will supply GMS and its subsidiaries with LMI’s products on commercial terms and under which GMS has agreed to certain product purchase commitments.

The Company’s and LMI’s press release announcing the Transaction is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The Transaction was completed on August 11, 2016.

The Company’s (i) unaudited, pro forma consolidated balance sheet as of June 30, 2016 and (ii) unaudited, pro forma consolidated statements of operations for the six months ended June 30, 2016 and for the fiscal year ended December 31, 2015 are included as Exhibit 99.2 hereto and are incorporated by reference herein.

These unaudited, pro forma consolidated financial statements do not reflect (i) the pro forma impact of the long-term supply and distribution agreement described in Item 1.01 or (ii) any potential purchase price adjustments.

The information set forth in Item 1.01 of this current report on Form 8-K is incorporated by reference into this Item 2.01 of this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of Lantheus Holdings, Inc. and Lantheus Medical Imaging, Inc., dated August 11, 2016, announcing the divestiture of its Australian radiopharmacy servicing business.

99.2	Unaudited pro forma consolidated financial statements of Lantheus Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	General Counsel, Secretary and Senior Vice President, Strategy and Business Development

Date: August 11, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Lantheus Holdings, Inc. and Lantheus Medical Imaging, Inc., dated August 11, 2016, announcing the divestiture of its Australian radiopharmacy servicing business.

99.2	Unaudited pro forma consolidated financial statements of Lantheus Holdings, Inc.